INVESTOR PRESENTATION MARCH 2017

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341 communities consisting of approximately 117,000 sites across 29 states and Ontario 226 manufactured housing only communities 28 manufactured housing and recreational vehicle communities 87 recreational vehicle only communities 80,166 manufactured housing sites 37,210 recreational vehicle sites 20,916 (56%) annual / seasonal 16,294 (44%) transient Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2016 for additional information. Current Portfolio As of December 31, 2016 4,868 1,521 680 149 1,717 24,716 3,002 1,277 916 1,215 2,913 548 1,652 698 237 672 418 1,049 426 413 976 226 2,483 473 7,593 42,823 4,614 324 5,375 2 SUN COMMUNITIES, INC. (NYSE: SUI)

 Same-community NOI Growth  2016 - 7.1%  Q4 2016 - 9.1%  Rent Per Site  $489/site for MH & RV as of December 2016  Home Sales  2016 - 3,172 homes sold, increase of 27.8% compared to YE 2015  Q4 2016 - 762 homes sold, increase of 3.3% compared to Q4 2015  Acquisitions  2016 - 111 MH & RV communities for $1.77 billion  Q4 2016 - 3 RV communities for $13.2 million 2016 Full Year 4Q 2016 Revenue $833.8 $218.6 EPS (Diluted) $0.26 -$0.02 FFO/Share (Diluted) $3.79 $0.91 San Pedro RV Resort & Marina Islamorada, FL Acquired June 2016 Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2016 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Financial Data (in millions except for EPS) 4 3 Q4 & 2016 YEAR-END HIGHLIGHTS

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Jellystone Larkspur Larkspur, CO 7 Resident Resales Home Move-out 1 Source: Company information. Average since 2011. Sun’s Resident Move-out Trends SUN’S FAVORABLE REVENUE DRIVERS  Cost to move a home ranges from $4K-10K, resulting in low move-out of homes  Tenure of homes in our communities is ~43 years1  Tenure of residents in our communities is ~13 years1 6 Sherkston Shores Beach Resort & Campground Sherkston Shores, Ontario 4.9% 5.1% 4.7% 4.9% 4.6% 5.0% 5.9% 6.1% 2.8% 2.3% 2.3% 2.5% 2.6% 2.6% 2.0% 2.0% 2009 2010 2011 2012 2013 2014 2015 2016

 Low-annual resident turnover results in stability of income and occupancy  Strong and consistent rental growth creates a stable revenue stream that is recession-resistant  Positive NOI growth for 16 consecutive years  Occupancy gains are a function of Sun’s integrated platform, which includes: leasing, sales, and financing Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the respective periods ended set forth above for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: Same-community pool of assets changes annually. Same-Community NOI Growth (%) Occupancy MH Weighted Average Monthly Rent per Site 5.3% Average NOI Growth – 8 Years STRONG SAME- COMMUNITY GROWTH 7 0.7% 3.1% 3.6% 5.5% 5.9% 7.7% 9.1% 7.1% 2009 2010 2011 2012 2013 2014 2015 2016 $404 $413 $425 $437 $445 $461 $481 $498 2009 2010 2011 2012 2013 2014 2015 2016 83.4% 84.3% 85.8% 86.7% 88.9% 93.2% 95.9% 96.6% 2009 2010 2011 2012 2013 2014 2015 2016

 Inventory of approximately 10,600 zoned and entitled sites available for expansion at 71 properties in 18 states and Ontario  Approximately 2,200 sites are expected to be developed by the end of 2017  1,800 MH sites & 400 RV sites  A 100 site expansion at a $35,000 cost per site, that is leased up in a year (8 sites/month), results in an unlevered return of 13% - 15%  Building in communities with strong demand evidenced by occupancies >96%  Expansion lease-up is driven by sales, rental and relocation programs SSource: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2016 for additional information. ed on most recent Lakeside Crossing Conway, SC EXPANSIONS PROVIDE STRONG GROWTH AND ATTRACTIVE RETURNS 7 8 Palos Verdes Shores MH & Golf Community San Pedro, CA

Rental Program All-in 5 Year Unleveraged IRR:  $42,000 Initial investment in new home  Weighted average monthly rental rate - $880 x 12 = $10,560 (3% annual increases)  Monthly operating expenses1 + 5% vacancy factor $250 x 12 = $3,000 (2% annual increases)  End of 5 year period sell the home and recoup >95% of original invoice price  All-in 5 year unlevered IRR is 15 - 16% EXPANSION OPPORTUNITIES SUPPORTED BY RENTAL PROGRAM Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2016 for additional information. 1 Operating expenses include repairs and refurbishment, taxes and insurance, marketing, and commissions.  Sun’s rental program is a key onboarding and conversion tool for our communities Occupied Rentals as % of Total Available Sites Sun-N-Fun RV Resort Sarasota, FL 9 15.7% 15.6% 13.5% 10.6% YE 2013 YE 2014 YE 2015 YE 2016

STRATEGIC ACQUISITIONS PROFESSIONAL OPERATIONAL MANAGEMENT CALL CENTER / DIGITAL MARKETING OUTREACH INCREASING MARKET RENT ADDING VALUE WITH EXPANSIONS REPOSITIONING WITH ADDITIONAL CAPEX SKILLED EXPENSE MANAGEMENT EXTRACTING VALUE FROM ACQUISITIONS HOME SALES / RENTAL PROGRAM 10

STRATEGIC ACQUISITIONS

- *Since May 2011, Sun has acquired communities valued in excess of $4.3 billion, increasing its number of sites and communities by 146% and 151%, respectively*

Year-end Communities and Sites

2011

159 communities
54,811 sites

- 17 MH and 1 RV community Kentland acquisition growing the portfolio



2012

173 communities
63,697 sites

- Further strengthened the MH portfolio with the 6 community Rudgate acquisition
- Acquired Palm Creek, an irreplaceable age-restricted asset



2013

188 communities
69,789 sites

- Geographic and RV diversification with 10 RV resort Morgan acquisition entering 5 new states



2014

217 communities
79,554 sites

- Closed 1st phase of "ALL" 32 of 59 high quality, age-restricted community acquisition, strengthening and diversifying the portfolio



2015

231 communities
88,612 sites

- Final closing of "ALL" adding 26 communities
- Acquired an additional 8 MH communities and 4 RV resorts



2016

341 communities
117,376 sites

- Acquired Carefree Communities, Inc. adding 103 MH and RV communities and deepening Sun's presence in key costal markets
- Also acquired an additional MH community and 7 RV resorts



SUN COMMUNITIES, INC.

Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the respective years ended set forth above for additional information.

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 Balance sheet supports growth strategy  Reduced leverage through 2016 equity offerings  Anticipates further delevering by mid-2017 through full-year EBITDA contribution from Carefree and earnings growth Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2016 for additional information. 1 The debt ratios are calculated using trailing 12 months EBITDA for the period ended December 31, 2016. 2 Only includes Carefree Communities EBITDA from date of acquisition of June 9, 2016 to December 31, 2016. Excludes significant forward EBITDA contribution from Carefree Communities. 3 Total Enterprise Value includes common shares outstanding (per Supplemental Data Package), OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period. Net Debt / TEV3 Net Debt / Adj. EBITDA 1 As of December 31, 2016 STRATEGIC BALANCE SHEET Palm Creek Golf & RV Resort Casa Grande, AZ 2 Ocean Breeze RV Resort Jensen Beach, FL 12 61.5% 50.4% 45.8% 34.8% 34.0% 33.8% 2011 2012 2013 2014 2015 2016 9.7x 8.4x 7.2x 7.3x 6.6x 7.5x 2011 2012 2013 2014 2015 2016

 Sun’s annual mortgage maturities average 3.2% over the next 5 years WEIGHTED AVERAGE INTEREST RATE CMBS $492,294 5.18% Fannie Mae $1,046,803 4.26% Freddie Mac $391,765 3.86% Life Companies $888,705 3.87% Total $2,819,567 4.24% PRINCIPAL OUTSTANDING 1 $32.7 $26.2 $64.3 $58.1 $270.7 Riptide RV Resort & Marina Key Largo, FL Rancho Alipaz San Juan Capistrano, CA MORTGAGE DEBT MATURITY PROFILE Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2016 for additional information. 1 Includes premium / discount on debt and financing costs 13 ($ in thousands as of December 31, 2016) ($ in millions as of December 31, 2016) YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 Life Companies Fannie Mae Commercial Mortgage-Backed Securities

Source: Citi Investment research, September, 2016. “REITs”- includes an index of REITs across a variety of asset classes including self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty. Refer to information regarding non-GAAP financial measures of the attached Appendix.  SUN’s average same-community NOI growth has exceeded REIT industry average by ~170 bps and the apartment sector’s average by ~160 bps over a 15 year period Same-Community NOI Growth(%) STRONG INTERNAL GROWTH 14 -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 3 Q 0 1 4 Q 0 1 1 Q 0 2 2 Q 0 2 3 Q 0 2 4 Q 0 2 1 Q 0 3 2 Q 0 3 3 Q 0 3 4 Q 0 3 1 Q 0 4 2 Q 0 4 3 Q 0 4 4 Q 0 4 1 Q 0 5 2 Q 0 5 3 Q 0 5 4 Q 0 5 1 Q 0 6 2 Q 0 6 3 Q 0 6 4 Q 0 6 1 Q 0 7 2 Q 0 7 3 Q 0 7 4 Q 0 7 1 Q 0 8 2 Q 0 8 3 Q 0 8 4 Q 0 8 1 Q 0 9 2 Q 0 9 3 Q 0 9 4 Q 0 9 1 Q 1 0 2 Q 1 0 3 Q 1 0 4 Q 1 0 1 Q 1 1 2 Q 1 1 3 Q 1 1 4 Q 1 1 1 Q 1 2 2 Q 1 2 3 Q 1 2 4 Q 1 2 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 4 Q 1 4 1 Q 1 5 2 Q 1 5 3 Q 1 5 4 Q 1 5 1 Q 1 6 2 Q 1 6 3 Q 1 6 Sun Communities Apartments Industry Average 2.6% Sun Average 4.3% Apartment Average 2.7%

1-Year Total Return Percentage Source: SNL Financial as of December 31, 2016. 3-Year Total Return Percentage  Sun has significantly outperformed major REIT and broader market indices over the last ten years STRATEGY-DRIVEN OUTPERFORMANCE 15 5-Year Total Return Percentage 10-Year Total Return Percentage -15 -10 -5 0 5 10 15 20 25 SUI S&P 500 RMS -20 0 20 40 60 80 100 120 SUI S&P 500 RMS -50 0 50 100 150 200 SUI S&P 500 RMS -100 0 100 200 300 400 500 SUI S&P 500 RMS +15.7% +8.6% +12.0% +166.2% +75.2% +98.2% +441.9% +62.3% +95.7% +103.4% +45.2% +29.1%

APPENDIX Palm Creek Golf & RV Resort Casa Grande, AZ Gulfstream Harbor Orlando, FL San Pedro RV Resort & Marina Islamorada, FL Adirondack Gateway RV Resort & Campground Gansevoort, NY

CONSISTENT NOI GROWTH  Manufactured housing is one of the most recession-resistant sectors of the housing and commercial real estate sectors and has consistently outperformed multi-family in same-community NOI growth since 2000 Source: SNL Financial as of December 31, 2016. Refer to information regarding non-GAAP financial measures in the attached Appendix. $90 $110 $130 $150 $170 $190 $210 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 SUI Manufactured Housing Apartment Industrial Mall 16

MANUFACTURED HOUSING VS MULTI-FAMILY

- *Sun's manufactured homes provide nearly 15% more space at over 30% less cost per square foot*

	Sun's Manufactured Homes	VS.	Multi-Family Housing
PRICE	$0.69 per sq. ft.	✓	$1.00 per sq. ft.
SQUARE FOOTAGE	~1,250[1] sq. ft.	✓	~1,100[2] sq. ft.
RENT	~$860[1] per month	✓	~$1,100[2] per month

1 Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and supplemental for the year ended December 31, 2016 for additional information.
2 Source: The RentPath Network. Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in as of February 2016.

SUN COMMUNITIES, INC.
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1 Source: Manufactured Housing Institute, Quick Facts: “Trends and Information About the Manufactured Housing Industry, 2016.” Represents average 2 bedroom household in major metropolitan areas Sun operates in as of December 2016. 2 Source: US Census Bureau - 2010-2014 American Community Survey 5-Year Estimates. $54,900 represents the median household income in major metropolitan areas Sun operates in. Single-family Homes Manufactured Homes  Average cost of Single Family1 is $276,284 or roughly 5 years median income  Sun’s communities offer affordable options in attractive locations  Average cost of a new Manufactured Home is $68,000 or roughly 1 years median income $206,560 $207,950 $223,085 $249,429 $261,172 $276,284 $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Single-family Portion of purchase price attributable to land $62,800 $60,500 $62,200 $64,000 $65,300 $68,000 Manufactured Median Household Income2 2010 2011 2012 2013 2014 2015 MANUFACTURED HOUSING VS. SINGLE FAMILY 18

Funds from operations (FFO) represents net (loss) income (computed in accordance with US Generally Accepted Accounting Principles (GAAP)) and gain (loss) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures, as defined by the National Association of Real Estate Investment Trusts (NAREIT). We consider FFO an appropriate supplemental measure of the financial and operational performance of an equity REIT. Under the definition, management also uses FFO excluding certain items, a non-GAAP financial measure, which excludes certain gain and loss items that management considers unrelated to the operational and financial performance of our core business. We believe that this provides investors with another financial measure of our operating performance that is more comparable when evaluating period over period results. Net operating income (NOI) is derived from revenues minus property operating and maintenance expenses and real estate taxes. We use NOI as the primary basis to evaluate the performance of our operations. We believe that NOI is helpful to investors and analysts as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We use NOI as a key management tool when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense, and non-property specific expenses such as general and administrative expenses, all of which are significant costs, and therefore, NOI is a measure of the operating performance of our properties rather than of the Company overall. We believe that these costs included in net income often have no effect on the market value of our property and therefore limit its use as a performance measure. In addition, such expenses are often incurred at a parent company level and therefore are not necessarily linked to the performance of a real estate asset. Recurring earnings before interest, tax, depreciation and amortization (Recurring EBITDA) is defined as NOI plus other income, plus (minus) equity earnings (loss) from affiliates, minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. Recurring EBITDA provides a further tool to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO, NOI, and Recurring EBITDA do not represent cash generated from operating activities in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, NOI, and Recurring EBITDA should not be considered as alternatives to net income (loss) (calculated in accordance with GAAP) for purposes of evaluating our operating performance, or cash flows (calculated in accordance with GAAP) as a measure of liquidity. FFO, NOI, and Recurring EBITDA as calculated by us may not be comparable to similarly titled, but differently calculated, measures of other REITs or to the definition of FFO published by NAREIT. NON-GAAP TERMS DEFINED 19

20 NET INCOME TO FFO RECONCILATION Reconciliation of Net (Loss) Income Attributable to Sun Communities, Inc. Common Stockholders to Funds from Operations (amounts in thousands except for per share data) 2016 2015 2016 2015 2014 Net (loss) income attributable to Sun Communities, Inc. common stockholders (1,600)$ 89,399$ 17,369$ 137,325$ 22,376$ Adjustments: Preferred return to preferred OP units 604 631 2,462 2,612 281 Amounts attributable to noncontrolling interests (296) 6,941 (41) 9,644 1,086 Preferred distribution to Series A-4 preferred stock - - - - 76 Depreciation and amortization 62,351 47,801 221,576 178,048 134,252 Asset impairment charge - - - - 837 Gain on disposition of properties, net - (98,430) - (125,376) (17,654) Gain on disposition of assets, net (3,487) (3,060) (15,713) (10,125) (6,705) Funds from operations (FFO) attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities 57,572 43,282 225,653 192,128 134,549 Adjustments: Transaction costs 4,023 4,653 31,914 17,803 18,259 Other acquisition related costs 1,861 - 3,328 - - Income from affiliate transactions - - (500) (7,500) - Foreign currency exchange 5,005 - 5,005 - - Contingent liability re-measurement 181 - 181 - - Gain on acquisition of property (510) - (510) - - Gain on settlement - - - - (4,452) Hurrincane related costs 1,172 - 1,172 - - Preferred stock redemption costs - - - 4,328 - Extinguishment of debt 1,127 - 1,127 2,800 - Debt premium write-off (839) - (839) - - Deferred tax (benefit) expense (400) 1,000 (400) 1,000 - FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities excluding certain items 69,192 48,935 266,131 210,559 148,356 Weighted average common shares outstanding - basic: 72,277 56,181 65,856 53,686 41,337 Weighted average common shares outstanding - fully diluted 76,454 60,502 70,165 57,979 44,022 FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted 0.75$ 0.72$ 3.22$ 3.31$ 3.06$ FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share excluding certain items - fully diluted 0.91$ 0.81$ 3.79$ 3.63$ 3.37$ Three Months Ended December 31, December 31, Year Ended

NOI TO NET INCOME RECONCILIATION

Reconciliation of Net Operating Income to Net (Loss) Income Attributable to Sun Communities, Inc. Common Stockholders
(amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,		
	2016	2015	2016	2015	2014
Real Property NOI	$ 107,256	$ 81,129	$ 403,337	$ 335,567	$ 232,478
Rental Program NOI	20,863	20,427	85,086	83,232	70,232
Home Sales NOI/Gross profit	6,903	5,873	30,087	20,787	13,398
Ancillary NOI/Gross profit (loss)	254	(312)	9,999	7,013	5,217
Site rent from Rental Program (included in Real Property NOI)	(15,436)	(15,512)	(61,600)	(61,952)	(54,289)
NOI/Gross profit	119,840	91,605	466,909	384,647	267,036
Adjustments to arrive at net (loss) income:					
Other revenues	5,691	4,565	21,150	18,157	15,498
Home selling expenses	(2,504)	(2,079)	(9,744)	(7,476)	(5,235)
General and administrative	(17,177)	(10,511)	(64,087)	(47,455)	(37,387)
Transaction costs	(4,023)	(4,653)	(31,914)	(17,803)	(18,259)
Depreciation and amortization	(62,205)	(47,530)	(221,770)	(177,637)	(133,726)
Asset impairment charge	-	-	-	-	(837)
Extinguishment of debt	(1,127)	-	(1,127)	(2,800)	-
Interest expense	(31,430)	(28,856)	(122,315)	(110,878)	(76,981)
Other expenses, net	(5,848)	-	(5,848)	-	-
Gain on disposition of properties, net	-	98,430	-	125,376	17,654
Gain on settlement	-	-	-	-	4,452
Current tax (expense) / benefit	(116)	71	(683)	(158)	(219)
Deferred tax benefit / (expense)	400	(1,000)	400	(1,000)	-
Income from affiliate transactions	-	-	500	7,500	1,200
Net income	1,501	100,042	31,471	170,473	33,196
Less: Preferred return to preferred OP units	1,213	1,281	5,006	4,973	2,935
Less: Amounts attributable to noncontrolling interests	(310)	6,922	150	10,054	1,752
Net income attributable to Sun Communities, Inc.	598	91,839	26,315	155,446	28,509
Less: Preferred stock distributions	2,198	2,440	8,946	13,793	6,133
Less: Preferred stock redemption costs	-	-	-	4,328	-
Net (loss) / income attributable to Sun Communities, Inc., common stockholders	$ (1,600)	$ 89,399	$ 17,369	$ 137,325	$ 22,376

SUN COMMUNITIES, INC.

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22 RECURRING EBITDA TO NET INCOME RECONCILIATION Reconciliation of Recurring EBITDA to Net (Loss) Income Attributable to Sun Communities, Inc. Common Stockholders (amounts in thousands) 2016 2015 2016 2015 2014 Recurring EBITDA 105,850$ 83,580$ 414,228$ 347,873$ 239,912$ Interest 30,641 28,066 119,163 107,659 73,771 Interest on mandatorily redeemable preferred OP units 789 790 3,152 3,219 3,210 Depreciation and amortization 62,205 47,530 221,770 177,637 133,726 Asset impairment charge - - - - 837 Extinguishment of debt 1,127 - 1,127 2,800 - Transaction costs 4,023 4,653 31,914 17,803 18,259 Gains on disposition of properties, net - (98,430) - (125,376) (17,654) Other expenses, net 5,848 - 5,848 - - Gain on settlement - - - - (4,452) Current tax expense / (benefit) 116 (71) 683 158 219 Deferred tax (benefit) / expense (400) 1,000 (400) 1,000 - Income from affiliate transactions - - (500) (7,500) (1,200) Net income 1,501 100,042 31,471 170,473 33,196 Less: Preferred return to preferred OP units 1,213 1,281 5,006 4,973 2,935 Less: Amounts attributable to noncontrolling interests (310) 6,922 150 10,054 1,752 Net income attributable to Sun Communities, Inc. 598$ 91,839$ 26,315$ 155,446$ 28,509$ Less: Preferred stock distributions 2,198 2,440 8,946 13,793 6,133 Less: Preferred stock redemption costs - - - 4,328 - Net (loss) income attributable to Sun Communities, Inc., common stockholders (1,600)$ 89,399$ 17,369$ 137,325$ 22,376$ December 31, Three Months Ended Year Ended December 31,